SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                             March 26, 2003
                             --------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         Colorado                0-16196                 06-1168423
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              Two Broadway
                       Hamden, Connecticut  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             Not Applicable
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On July 21, 1998, Host America Corporation (the "Registrant") issued 1,150,000 warrants to purchase common stock (the "Warrants"). The Warrants are exercisable for 1,150,000 shares of the Registrant's common stock until July 21, 2003, at an exercise price of $5.50 per share, unless extended by the Registrant. On March 26, 2003, the Registrant's Board of Directors approved the extension of the expiration date of the Warrants until July 21, 2005 unless further extended by the Board of Directors. The exercise price of $5.50 per share and other terms of the Warrants remain unchanged.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          N/A

Item 8.   Change in Fiscal Year
          ---------------------

          N/A

Item 9.   Regulation FD Disclosure
          ------------------------

          N/A

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
Item 10.  Amendments to the Registrant's Code of Ethics or Waiver of a
          ------------------------------------------------------------
          Provision of the Code of Ethics
          -------------------------------

          N/A

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          -----------------------------------------------------------
          Benefit Plans
          -------------

          N/A

Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

          N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated: April 11, 2003              By: /s/ Geoffrey Ramsey
                                      ------------------------------
                                      Geoffrey Ramsey
                                      President and CEO









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